Exhibit 99.1

EngageSmart Reports Fourth Quarter and Full Year 2021 Results

Record Quarterly and Annual Results in First Year as Public Company

•
Annual Total Revenue increased 48% year-over-year to $216.3 million
•
Annual SMB Revenue increased 74% year-over-year to $108.7 million
•
Annual Enterprise Revenue increased 28% year-over-year to $107.5 million

Braintree, Mass - February 15, 2022 - EngageSmart, Inc. (NYSE: ESMT), a leading provider of vertically tailored customer engagement software and integrated payments solutions, today reported financial results for the fourth quarter and full year ended December 31, 2021.

“EngageSmart delivered outstanding results in 2021, with total annual revenue increasing 48% year-over-year,” stated Bob Bennett, EngageSmart CEO. “Momentum across our SMB and Enterprise segments drove another quarter of record revenue performance, highlighted by strong customer growth and exceptional customer retention. Our position is compelling as we address a huge market opportunity accompanied by high customer affinity for our solutions.”

“In the SMB segment, practitioners rely on the SimplePractice platform to schedule appointments, document cases, deploy telehealth, and bill and collect payments from their customers,” said Cassandra Hudson, Chief Financial Officer. “We are now in ten vertical markets, including the mental health market where we have a strong leadership position and look forward to building on this foundation in 2022. In the Enterprise segment, we are empowering our customers to create more modern experiences for their payers by migrating legacy processes, like mailing payments, to online adoption across our solutions. Throughout the fourth quarter, we saw strong revenue growth through the onboarding of new customers and continued adoption of our solutions with existing billers. As we look ahead, we intend to build on our SaaS solutions to further extend our leadership as a provider of vertically tailored customer engagement software and integrated payments solutions."

Fourth Quarter 2021 Financial and Business Performance

•
Total Revenue increased 37% to $61.6 million compared to $45.0 million in the fourth quarter of 2020.
•
SMB Revenue increased 55% to $31.1 million compared to $20.1 million in the fourth quarter of 2020.
•
Enterprise Revenue increased 23% to $30.6 million compared to $24.9 million in the fourth quarter of 2020.
•
Gross Profit was $46.2 million, representing 75.0% gross margin, compared to $33.8 million, or 75.1% gross margin, for the fourth quarter of 2020. Adjusted Gross Profit was $48.0 million, representing 77.8% Adjusted Gross Profit Margin compared to $35.5 million, or 78.7% Adjusted Gross Profit Margin, for the fourth quarter of 2020.1
•
Net Loss was $0.9 million, representing 1.5% net loss margin, in the fourth quarter of 2021, compared to net income of $0.2 million, or 0.4% net income margin, in the fourth quarter of 2020.
•
Adjusted EBITDA was $6.3 million, representing 10.2% Adjusted EBITDA Margin, compared to $7.8 million, or 17.4% Adjusted EBITDA Margin, for the fourth quarter of 2020.1
•
Total Transactions Processed increased 41% to 31.2 million compared to the 22.1 million in the fourth quarter of 2020.

Full Year 2021 Financial and Business Performance

•
Total Revenue increased 48% to $216.3 million compared to $146.6 million in the prior year.
•
SMB Revenue increased 74% to $108.7 million compared to $62.6 million in the prior year.
•
Enterprise Revenue increased 28% to $107.5 million compared to $83.9 million in the prior year.
•
Gross Profit was $161.2 million, representing 74.5% gross margin, compared to $109.0 million, or 74.3% gross margin, in the prior year. Adjusted Gross Profit was $167.9 million, representing 77.6% Adjusted Gross Profit Margin compared to $115.8 million, or 78.7% Adjusted Gross Profit Margin, in the prior year.1
•
Net Loss was $9.0 million, representing 4.1% net loss margin, compared to $6.7 million, or 4.6% net loss margin, in the prior year.
•
Adjusted EBITDA was $30.6 million, representing 14.2% Adjusted EBITDA Margin, compared to $22.0 million, or 15.0% Adjusted EBITDA Margin, in the prior year.1
•
Total Transactions Processed increased 40% to 111.4 million compared to the 79.4 million in the prior year.
•
Total Number of Customers increased by 37% to 83.0 thousand as of December 31, 2021, compared to 60.4 thousand as of December 31, 2020.
•
Cash and Cash Equivalents were $254.3 million as of December 31, 2021, compared to $29.4 million as of December 31, 2020.

____________________

1Reconciliations of GAAP to non-GAAP financial measures, including Adjusted Gross Profit, Adjusted Gross Profit Margin, Adjusted EBITDA, and Adjusted EBITDA Margin, as well as definitions for the non-GAAP financial measures included in this press release and the reasons for their use, are presented below.

2021 Business Highlights

•
EngageSmart and its vertically tailored solutions achieved industry recognition:
o
EngageSmart ranked on Deloitte 2021 Technology Fast 500
o
EngageSmart ranked amongst highest scoring businesses on Inc. Magazine’s Best Workplaces for 2021
o
EngageSmart named a 2021 Top Workplace in Massachusetts by The Boston Globe
o
SimplePractice named in Capterra Shortlist Report for Massage Therapy Software
o
InvoiceCloud named a finalist in the 2021-2022 Cloud Awards in the category of Best Cloud Payment, Finance or Billing Solution
o
HealthPay24 named in Black Book’s Top 10 Patient Payment Technology and Software list for 2021
•
Product innovation in EngageSmart's vertical solutions drives market leadership:
o
SimplePractice launched Monarch, a national therapist network integrated into our EHR platform
o
InvoiceCloud launched new products including Outbound Campaigns, as well as 42 new integrations in 2021
o
DonorDrive launched a new mobile app to further simplify the way people fundraise
o
HealthPay24 launched a Retail solution offering a transparent financial payment and reconciliation process
•
EngageSmart successfully completed its initial public offering in September 2021

•
EngageSmart added Kevin O’Brien, President, Enterprise Solutions, and Alan Canzano, EVP Corporate Development and Strategy to the Leadership Team
•
EngageSmart welcomed Debbie Dunnam and Diego Rodriguez to the Board of Directors

Financial Outlook

	Q1'22	FY'22
	Guidance	Guidance
Revenue (in millions)	$61.0 - $62.5	$280.0 - $285.0
Adjusted EBITDA (in millions)	$5.4 - $6.2	$29.0 - $31.0

A reconciliation of Adjusted EBITDA guidance to net (loss) income on a forward-looking basis cannot be provided without unreasonable efforts, as we are unable to provide reconciling information with respect to interest expense, net, provision for (benefit from) income taxes, depreciation, amortization of intangible assets, transaction-related expenses, fair value adjustment of acquired deferred revenue, stock-based compensation, and restructuring charges, all of which are adjustments to Adjusted EBITDA.

Webcast and Conference Call Information

EngageSmart, Inc. (NYSE: ESMT), a leading provider of vertically tailored customer engagement software and integrated payments solutions, will report fourth quarter and full year 2021 financial results after the close of the market on Tuesday, February 15, 2022. Management will host a conference call to discuss the results at 5:00 p.m. ET.

The conference call will be webcast live on EngageSmart’s investor relations website at https://investors.engagesmart.com/events-and-presentations/events/. A replay will be available on the investor relations website for 365 days following the call. For investors and analysts wishing to participate in the call, the dial-in numbers are (844) 200-6205 for domestic callers and (929) 526-1599 for international callers. The conference call access code is 642527.

About EngageSmart

EngageSmart (NYSE: ESMT) is a leading provider of vertically tailored customer engagement software and integrated payments solutions. At EngageSmart, our mission is to simplify customer and client engagement to allow our customers to focus resources on initiatives that improve their businesses and better serve their communities. Headquartered in Braintree, Massachusetts, EngageSmart offers single instance, multi-tenant, true Software-as-a-Service (“SaaS”) vertical solutions, including SimplePractice, InvoiceCloud, HealthPay24 and DonorDrive, that are designed to simplify our customers’ engagement with their clients by driving digital adoption and self-service. EngageSmart serves more than 79,000 customers in the SMB Solutions segment and more than 3,100 customers in the Enterprise Solutions segment across five core verticals: Health & Wellness, Government, Utilities, Financial Services, and Giving. For more information, visit https://engagesmart.com and follow us on LinkedIn.

Forward-Looking Statements

Certain statements in this release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements contained in this news release that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as “expect,” “intend,” “anticipate,” “estimate,” “believe,” “future,” “could,” “should,” “plan,” “aim,” and other similar expressions. These forward-looking statements include, but are not limited to, statements regarding anticipated financial performance and financial position, including our financial outlook for the first quarter and full year 2022 and other statements that are not historical facts. These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements for many reasons, including, but not limited to, the following: our inability to sustain our rapid growth; failure to manage our infrastructure to support our future growth; our risk management efforts not being effective to prevent fraudulent activities; inability to attract new customers or convert trial customers into paying customers; inability to introduce new features or services successfully or to enhance our solutions; declines in customer renewals or failure to convince customers to broaden their use of solutions; inability to achieve or sustain profitability; failure to adapt and respond effectively to rapidly changing technology, evolving industry standards and regulations and changing business needs, requirements or preferences; real or perceived errors, failures or bugs in our solutions; intense competition; lack of success in establishing, growing or maintaining strategic partnerships; fluctuations in quarterly operating results; future acquisitions and investments diverting management’s attention and difficulties associated with integrating such acquired businesses; concentration of revenue in our InvoiceCloud and SimplePractice solutions; COVID-19 pandemic and its impact on our employees, customers, partners, clients and other key stakeholders; legal and regulatory risks; and technology and intellectual property-related risks, among others.

Other important risk factors that could affect the outcome of the events set forth in these statements and that could affect the Company’s operating results and financial condition are discussed in Item 1A of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, as updated by our future filings with the Securities and Exchange Commission (“SEC”). Such statements are based on the Company’s beliefs and assumptions and on information currently available to the Company. The Company disclaims any obligation to publicly update or revise any such forward-looking statements as a result of developments occurring after the date of this document except as required by law.

Non-GAAP Financial Measures

This press release includes certain performance metrics and financial measures not based on GAAP, including Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Margin, Non-GAAP Operating Expenses, and Free Cash Flow, as well as key business metrics, including total Number of Customers and total Transactions Processed.

Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Margin, Non-GAAP Operating Expenses, and Free Cash Flow are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP and should not be considered as an alternative to net (loss) income, gross profit, operating expenses, net cash provided by operating activities or any other performance measure derived in accordance with GAAP.

We define Adjusted EBITDA as net (loss) income excluding interest expense, net; provision for (benefit from) income taxes; depreciation; and amortization of intangible assets, as further adjusted for transaction-related expenses, fair value adjustment of acquired deferred revenue, stock/equity-based compensation, and restructuring (reversal) charges. We define Adjusted EBITDA Margin as Adjusted EBITDA divided by revenue plus the fair value adjustment of acquired deferred revenue.

We define Adjusted Gross Profit as gross profit as adjusted for the fair value adjustment of acquired deferred revenue, amortization of intangible assets, stock/equity-based compensation, and transaction-related expenses. We define Adjusted Gross Margin as Adjusted Gross Profit divided by revenue plus the fair value adjustment of acquired deferred revenue.

We define Non-GAAP Operating Expenses as GAAP operating expenses excluding stock/equity-based compensation and transaction-related expenses. We define Non-GAAP Operating Expenses as a percentage of revenue as Non-GAAP Operating Expenses divided by revenue plus the fair value adjustment of acquired deferred revenue.

We define Free Cash Flow as net cash provided by operating activities less purchases of property and equipment, including costs capitalized for development of internal-use software.

We define Number of Customers as individuals or entities with whom we directly contract to use our solutions.

We define Transactions Processed as the number of accepted payment transactions, such as credit card and debit card transactions, automated clearing house (“ACH”) payments, emerging electronic payments, other communication, text messaging and interactive voice response transactions, and other payment transaction types, which are facilitated through our platform during a given period. We believe Transactions Processed is a key business metric for investors because it directly correlates with transaction and usage-based revenue. We use Transactions Processed to evaluate changes in transaction and usage-based revenue over time.

We calculate our dollar-based net retention rate at the end of a given period by using (a) the revenue from all customers during the twelve months ending one year prior to such period as the denominator and (b) the revenue from all remaining customers during the twelve months ending as of the end of such period minus the revenue from all customers who are new customers during those twelve months as the numerator. We define new customers as customers with whom we have generated less than twelve months of revenue. Acquired businesses are reflected in our dollar-based net retention rate beginning one year following the date of acquisition.

We caution investors that amounts presented in accordance with our definitions of Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Margin, Non-GAAP Operating Expenses, and Free Cash Flow may not be comparable to similar measures disclosed by our competitors because not all companies and analysts calculate these non-GAAP financial measures in the same manner. We present these non-GAAP financial measures because we consider these metrics to be important supplemental measures of our performance and believe they are frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in our industry. Management believes that investors’ understanding of our performance is enhanced by including these non-GAAP financial measures as a reasonable basis for comparing our ongoing results of operations.

Non-GAAP financial measures assist management in assessing operating performance by removing the impact of items not directly resulting from our core operations, to present operating results on a consistent basis. Management uses these non-GAAP financial measures for planning purposes, including the preparation of our internal annual operating budget and financial projections; to evaluate the performance and effectiveness of our operational strategies; and to evaluate our capacity to expand our business. These non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as an alternative to, or a substitute for net (loss) income, gross profit, operating expenses, net cash provided by operating activities, or other financial statement data presented in accordance with GAAP in our consolidated financial statements.

Investor Relations:

Josh Schmidt
EngageSmart, Inc.
IR@engagesmart.com

Press:

Nicole Bestard

Quarter Horse PR
Engagesmart@qh-pr.com
646-627-3644

EngageSmart, Inc.

Consolidated Statement of Operations

(Unaudited, in thousands, except share and per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
Revenue	$61,616	$44,997	$216,280	$146,557
Cost of revenue	15,387	11,206	55,122	37,593
Gross profit	46,229	33,791	161,158	108,964
Operating expenses:
General and administrative	13,543	8,813	45,533	26,866
Selling and marketing	21,744	13,713	72,968	48,581
Research and development	9,435	5,723	33,382	20,788
Contingent consideration expense	(67)	257	1,303	257
Restructuring (reversal) charges	—	—	(241)	2,434
Amortization of intangible assets	2,362	2,362	9,448	9,390
Total operating expenses	47,017	30,868	162,393	108,316
(Loss) income from operations	(788)	2,923	(1,235)	648
Other income (expense), net:
Interest expense, including related party interest	(141)	(2,405)	(8,228)	(9,908)
Other income (expense), net	(17)	(46)	(124)	(44)
Total other income (expense), net	(158)	(2,451)	(8,352)	(9,952)
(Loss) income before income taxes	(946)	472	(9,587)	(9,304)
Provision for (benefit from) income taxes	1	292	(622)	(2,626)
Net (loss) income and comprehensive (loss) income	$(947)	$180	$(8,965)	$(6,678)
Net (loss) income per share:
Basic	$(0.01)	$0.00	$(0.06)	$(0.05)
Diluted	$(0.01)	$0.00	$(0.06)	$(0.05)
Weighted-average number of common shares outstanding:
Basic	161,724,835	147,110,425	151,609,440	145,647,226
Diluted	161,724,835	148,975,583	151,609,440	145,647,226

EngageSmart, Inc.

Consolidated Balance Sheets

(Unaudited, in thousands, except share amounts)

	December 31,
	2021	2020
Assets
Current assets:
Cash and cash equivalents	$254,294	$29,350
Accounts receivable, net of allowance for doubtful accounts of $203 and $160 as of December 31, 2021 and December 31, 2020, respectively	10,266	8,100
Unbilled receivables	3,441	2,973
Prepaid expenses and other current assets	7,617	3,490
Total current assets	275,618	43,913
Property and equipment, net	10,968	6,211
Goodwill	425,677	425,677
Acquired intangible assets, net	87,920	103,520
Other assets	3,811	1,837
Total assets	$803,994	$581,158
Liabilities and stockholders’/ members' equity
Current liabilities:
Accounts payable	$2,090	$3,137
Accrued expenses and other current liabilities	25,229	15,966
Contingent consideration liability	2,800	1,867
Deferred revenue	6,792	4,776
Notes payable to related parties	—	5,900
Total current liabilities	36,911	31,646
Long-term debt, net of issuance costs	—	110,200
Deferred income taxes	4,224	5,471
Contingent consideration liability, net of current portion	—	1,498
Deferred revenue, net of current portion	232	201
Other long-term liabilities	5,528	3,482
Total liabilities	46,895	152,498
Commitments and contingencies
Stockholders'/ members' equity:
Class A-1 common shares, no par value, no shares issued and outstanding as of December 31, 2021; 97,209,436 shares issued and outstanding as of December 31, 2020	—	293,286
Class A-2 common shares, no par value, no shares issued and outstanding as of December 31, 2021; 45,262,340 shares issued and outstanding as of December 31, 2020	—	136,559
Class A-3 common shares, no par value, no shares issued and outstanding as of December 31, 2021; 5,010,888 shares issued and outstanding as of December 31, 2020	—	19,956
Preferred stock, par value $0.001 per share, 10,000,000 shares authorized and no shares issued and outstanding as of December 31, 2021, and no shares authorized, issued and outstanding as of December 31, 2020	—	—
Common stock, par value $0.001 per share, 650,000,000 shares authorized and 161,860,980 shares issued and outstanding as of December 31, 2021, and no shares authorized, issued and outstanding as of December 31, 2020	162	—
Additional paid-in capital	787,043	—
Accumulated stockholders'/members’ deficit	(30,106)	(21,141)
Total stockholders’/members' equity	757,099	428,660
Total liabilities and stockholders’/members' equity	$803,994	$581,158

EngageSmart, Inc.

Consolidated Statements of Cash Flows

(Unaudited, in thousands)

	Year Ended December 31,
	2021	2020
Cash flows from operating activities:
Net loss	$(8,965)	$(6,678)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization expense	18,190	16,811
Stock/equity-based compensation expense	9,468	641
Contingent consideration expense	1,303	257
Deferred income taxes	(1,247)	(2,775)
Loss on disposal of property and equipment	48	—
Non-cash interest expense, including loss on extinguishment of debt	4,125	4,017
Changes in operating assets and liabilities:
Prepaid expenses and other current assets	(4,127)	(617)
Accounts receivable, net	(2,166)	(2,190)
Unbilled receivables	(468)	(1,813)
Other assets	(864)	(346)
Accounts payable	(1,072)	1,385
Accrued expenses and other current liabilities	8,856	7,309
Deferred revenue	2,047	526
Other long-term liabilities	(707)	3,118
Net cash provided by operating activities	24,421	19,645
Cash flows from investing activities:
Acquisition of businesses, net of cash acquired	—	(25,518)
Purchases of property and equipment, including costs capitalized for development of internal-use software	(4,521)	(5,392)
Net cash used in investing activities	(4,521)	(30,910)
Cash flows from financing activities:
Proceeds from issuance of common stock upon initial public offering, net of underwriting discounts and commissions	331,989	—
Proceeds from issuance of common stock to General Atlantic (IC), L.P. in connection with the Corporate Conversion	43,236	—
Payment to settle fractional shares related to Class A-2 shareholders in connection with the Corporate Conversion	(43,236)	—
Proceeds from issuance of long-term debt	—	31,250
Repayment of long-term debt	(114,174)	—
Payment of debt issuance costs	(1,146)	—
Payment of debt extinguishment costs	(90)	—
Payments of related party notes	(5,900)	—
Payments of contingent consideration	(1,868)	(1,500)
Proceeds from exercise of stock/equity-based options	1,577	4,981
Repurchase and retirement of common shares	(51)	—
Payment of initial public offering costs	(5,293)	—
Net cash provided by financing activities	205,044	34,731
Net increase in cash, cash equivalents and restricted cash	224,944	23,466
Cash, cash equivalents and restricted cash at beginning of period	29,650	6,184
Cash, cash equivalents and restricted cash at end of period	$254,594	$29,650
Reconciliation of cash, cash equivalents, and restricted cash:
Cash and cash equivalents	$254,294	$29,350
Restricted cash within other assets	300	300
Total cash, cash equivalents, and restricted cash	$254,594	$29,650

EngageSmart, Inc.

Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)

Reconciliation of GAAP Net (Loss) Income to Adjusted EBITDA

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
	(in thousands, except percentages)
Net (loss) income	$(947)	$180	$(8,965)	$(6,678)
Net (loss) income margin	(1.5)%	0.4%	(4.1)%	(4.6)%
Adjustments:
Provision for (benefit from) income taxes	1	292	(622)	(2,626)
Interest expense, net	127	2,405	8,213	9,903
Amortization of intangible assets	3,901	3,900	15,602	15,523
Depreciation	669	412	2,588	1,288
Fair value adjustment of acquired deferred revenue	58	99	180	543
Stock/equity-based compensation	2,305	169	9,468	641
Restructuring (reversal) charges	—	—	(241)	2,434
Transaction-related expense	176	377	4,422	1,011
Adjusted EBITDA	$6,290	$7,834	$30,645	$22,039
Adjusted EBITDA Margin	10.2%	17.4%	14.2%	15.0%

Reconciliation of GAAP Gross Profit to Adjusted Gross Profit

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
	(in thousands, except percentages)
Gross profit	$46,229	$33,791	$161,158	$108,964
Gross margin	75.0%	75.1%	74.5%	74.3%
Adjustments:
Fair value adjustment of acquired deferred revenue	58	99	180	543
Amortization of intangible assets	1,539	1,538	6,154	6,133
Stock/equity-based compensation	87	3	247	14
Transaction-related expense	75	43	156	142
Adjusted Gross Profit	$47,988	$35,474	$167,895	$115,796
Adjusted Gross Margin	77.8%	78.7%	77.6%	78.7%

Free Cash Flow

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
	(in thousands)
Net cash provided by operating activities	$4,067	$9,658	$24,421	$19,645
Less:
Purchases of property and equipment, including costs capitalized for development of internal-use software	(1,331)	(1,489)	(4,521)	(5,392)
Free cash flow	$2,736	$8,169	$19,900	$14,253

Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
	(in thousands)
General and administrative expenses	$13,543	$8,813	$45,533	$26,866
General and administrative as a percentage of revenue	22.0%	19.6%	21.1%	18.3%
Less:
Stock/equity-based compensation	(1,878)	(135)	(8,070)	(519)
Transaction-related expense	(143)	(77)	(2,306)	(612)
Non-GAAP general and administrative expenses	$11,522	$8,601	$35,157	$25,735
Non-GAAP general and administrative as a percentage of revenue	18.7%	19.1%	16.2%	17.5%

Selling and marketing expenses	$21,744	$13,713	$72,968	$48,581
Selling and marketing as a percentage of revenue	35.3%	30.5%	33.7%	33.1%
Less:
Stock/equity-based compensation	(244)	(21)	(813)	(81)
Transaction-related expense	—	—	(603)	—
Non-GAAP selling and marketing expenses	$21,500	$13,692	$71,552	$48,500
Non-GAAP selling and marketing as a percentage of revenue	34.9%	30.4%	33.1%	33.0%

Research and development expenses	$9,435	$5,723	$33,382	$20,788
Research and development as a percentage of revenue	15.3%	12.7%	15.4%	14.2%
Less:
Stock/equity-based compensation	(96)	(10)	(338)	(27)
Transaction-related expense	(25)	—	(55)	—
Non-GAAP research and development expenses	$9,314	$5,713	$32,989	$20,761
Non-GAAP research and development as a percentage of revenue	15.1%	12.7%	15.2%	14.1%

Disaggregated Revenue

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
Enterprise Solutions	(in thousands)
Transaction and usage-based	$28,242	$22,031	$97,759	$74,395
Subscription	1,973	1,817	7,636	6,969
Other	343	1,057	2,154	2,580
Total Enterprise Solutions revenue	30,558	24,905	107,549	83,944
SMB Solutions
Transaction and usage-based	9,476	5,630	33,360	17,957
Subscription	21,245	14,342	74,225	44,313
Other	337	120	1,146	343
Total SMB Solutions revenue	31,058	20,092	108,731	62,613
Total revenue	$61,616	$44,997	$216,280	$146,557